UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐   Definitive Proxy Statement.
☑   Definitive Additional Materials.
☐   Soliciting Material Pursuant to §240.14a-12.
Michael Baker Corporation

(Name of Registrant as Specified in its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 28, 2009, for Michael Baker Corporation This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at www.proxydocs.com/BKR. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. If you want to receive a paper or e-mail copy of the proxy materials, including the (i) proxy statement, (ii) proxy card and (iii) annual report, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 18, 2009, to facilitate timely delivery. View Proxy Materials and Annual Report Online at www.proxydocs.com/BKR A convenient way to view proxy materials and VOTE! Material may be requested by one of the following methods: INTERNET TELEPHONE *E-MAIL www.investorelections.com/BKR (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. To view your proxy materials online, go to www.proxydocs.com/BKR. Have the 12 digit control number available when you access the website and follow the instructions. ACCOUNT NO. # SHARES www.proxydocs.com/BKR Notice of Annual Meeting Date: Thursday, May 28, 2009 Time: 10:00 a.m. Eastern Daylight Time Place: Doubletree-Pittsburgh Airport 8402 University Blvd, Coraopolis, PA 15108 The purpose of the Annual Meeting is to take action on the following proposal: Proposal One — Election of nine (9) Directors The Board of Directors recommends that you vote for all nominees. Should you require directions to the annual meeting, please call 412-329-1400. Vote In Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a share holder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.